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                                                                    EXHIBIT 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 33-44962, 33-44963, 33-64832, 33-74418,
33-86106, 33-86108, 333-39653, 333-37163 and 333-71539) of American
Superconductor Corporation of our report dated May 11, 1999 relating to the financial statements which appears in this Annual Report on Form 10-K.



/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
June 25, 1999